                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Portfolio of Investments....................   3
     Statement of Assets and Liabilities.........   6
     Statement of Operations.....................   7
     Statement of Changes in Net Assets..........   7
     Financial Highlights........................   8
     Notes to Financial Statements...............   9

    BOND SAR 2/96

                            LETTER TO SHAREHOLDERS




               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]

January 30, 1996

Dear Shareholder,
  For most investors, it would be hard to surpass the success enjoyed during the second half of 1995. After getting off to a strong start in the first half of the year, the stock and bond markets continued to enjoy substantial gains, driven by a combination of continuing economic growth and low inflation.
  As we reflect on the past six months, it is important to remember that the key to successful investing is to maintain a long-term perspective. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.

ECONOMIC OVERVIEW
  The rate of economic growth slowed during the second half of 1995, as mea-sured by the gross domestic product (the value of all goods and services pro-duced in the United States). GDP grew at an annual rate of more than 4 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter of the year, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board in late December to lower short-term interest rates by a quarter-percentage point. Just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995, the reduction in rates during the latter half of 1995 was expected to help generate moderate economic growth in 1996.
  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the six months ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 14.40 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 6.20 percent on June 30. Bond prices and yields move in opposite directions, so bonds rose. Many observers expect the Fed to cut rates further if Congress and the Presi-dent are able to reach an agreement on the federal budget, provided economic conditions justify further easing.

PERFORMANCE SUMMARY
  Because of their somewhat higher level of credit risk, investment grade cor-porate bonds typically offer higher yields than U.S. government bonds of com-parable maturity. And, like all bonds, those issued by corporations appreciate in value when interest rates drop notwithstanding a credit problem. Both fac-tors contributed to a strong performance for the six-month period

                                                          Continued on page two
ended December 31, 1995. Van Kampen American Capital Bond Fund, Inc., formerly American Capital Bond Fund, Inc., produced a six-month total return at market price of 6.68 percent. This return reflects an increase in market price per share on the New York Stock Exchange from $19.13 on June 30, 1995, to $19.63 on December 31, 1995, and reinvestment of dividends totaling $0.77 per share. For the same period, the Lehman Brothers Corporate Bond Index produced a total re-turn of 7.42 percent. The Index is a broad-based, unmanaged index that reflects the general performance of corporate bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it repre-sents.
  As of December 31, 1995, the Fund's net assets were invested primarily in a mixture of AA-, A- and BBB-rated securities.

CORPORATE NEWS
  As you may have noticed in the performance summary, your Fund has a new name. At the beginning of January all former Van Kampen Merritt and American Capital closed-end funds assumed the Van Kampen American Capital name. Please look un-der the new heading "VnKmAC" to find your Fund's price in your daily newspaper.

OUTLOOK
  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest-sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some upward pressure in 1996 as lower interest rates generate increased eco-nomic activity.
  The current economic conditions are ideal for bonds. In the near-term, we be-lieve domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.
  During recent months, debate over tax reform and the federal deficit has dom-inated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact of these issues on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue through-out the year.
  We appreciate your continued confidence in your investment with Van Kampen American Capital, and we look forward to communicating with you again regarding the performance of your Fund.

Sincerely,

/s/ Don G. Powell                /s/ Dennis J. McDonnell
Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1995 (Unaudited)

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         CORPORATE OBLIGATIONS 87.4%
         CONSUMER DISTRIBUTION 0.5%
 $ 1,000 Grand Metropolitan Investment Corp....    8.000% 09/15/22 $  1,160,850
                                                                   ------------
         CONSUMER NON-DURABLES 2.0%
   4,000 Coca-Cola Enterprises, Inc............    8.500  02/01/12    4,800,400
                                                                   ------------
         CONSUMER SERVICES 15.1%
   2,500 Columbia Pictures Entertainment, Inc..    9.875  02/01/98    2,710,750
   3,000 Cox Communications, Inc...............    7.250  11/15/15    3,123,900
   1,750 Harcourt General, Inc.................    8.875  06/01/22    2,153,900
   5,000 Harcourt General, Inc.................    9.500  03/15/00    5,636,500
   2,000 ITT Corp..............................    6.250  11/15/00    2,045,000
   4,400 ITT Corp..............................    6.750  11/15/05    4,511,320
   1,750 ITT Corp..............................    7.375  11/15/15    1,807,400
   1,125 New York Times Co.....................    8.250  03/15/25    1,297,575
   1,000 News America Holdings, Inc............    8.875  04/26/23    1,164,000
  11,000 Tele-Communications, Inc..............    9.250  01/15/23   12,047,200
                                                                   ------------
                                                                     36,497,545
                                                                   ------------
         ENERGY 6.3%
   7,400 Ashland Oil, Inc......................    8.800  11/15/12    8,862,240
   5,025 PDV America, Inc......................    7.875  08/01/03    5,088,315
   1,000 Union Oil Co. of California...........    9.125  02/15/06    1,211,000
                                                                   ------------
                                                                     15,161,555
                                                                   ------------
         FINANCE 3.6%
     166 Bank of America National Trust, Mtg
         pass-through Certificate..............    9.500  11/01/08      168,403
     182 Bank of America National Trust, Mtg
         pass-through Certificate..............    9.500  01/01/09      184,694
   1,970 Beaver Valley II Funding Corp.........    9.000  06/01/17    1,704,050
   4,500 First PV Funding Corp., Series 1986 A.   10.300  01/15/14    4,842,000
      84 Home Savings & Loan Association of
         California, Second Series, Variable
         Pass-Through Rate (Coupon at
         12/31/95).............................    9.609  06/01/08       80,638
   1,500 United Illuminating Co................   10.240  01/02/20    1,632,300
                                                                   ------------
                                                                      8,612,085
                                                                   ------------
         PRODUCER MANUFACTURING 4.5%
  10,000 John Deere Credit Corp................    9.625  11/01/98   11,019,500
                                                                   ------------
         RAW MATERIALS/PROCESSING
         INDUSTRIES 10.4%
   2,000 Bowater, Inc..........................    9.375  12/15/21    2,583,500
   1,000 Crown Cork & Seal Co, Inc.............    8.000  04/15/23    1,074,300
   5,000 Federal Paper Board, Inc..............    8.875  07/01/12    5,942,500
   9,500 Georgia Pacific Corp..................    9.500  02/15/18   10,014,900
   1,500 James River Corp......................    8.375  11/15/01    1,661,145
   3,100 Owens-Corning Fiberglass Corp.........    9.375  06/01/12    3,838,420
                                                                   ------------
                                                                     25,114,765
                                                                   ------------

                                               See Notes to Financial Statements

                         December 31, 1995 (Unaudited)

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         TRANSPORTATION 12.7%
 $ 3,000 AMR Corp..............................    9.500% 05/15/01 $  3,414,300
   4,250 CSX Corp..............................    8.625  05/15/22    5,195,837
   2,500 Kansas City Southern Industries, Inc..    7.875  07/01/02    2,719,250
     865 Kansas City Southern Industries, Inc..    8.800  07/01/22      980,478
  10,000 Union Pacific Co......................    8.350  05/01/25   11,258,000
   6,000 United Airlines, Series 1991-A, pass-
         through Certificate...................   10.020  03/22/14    7,237,800
                                                                   ------------
                                                                     30,805,665
                                                                   ------------
         UTILITIES 32.3%
   2,000 Arizona Public Service Co.............    8.000  02/01/25    2,112,760
   3,500 Arizona Public Service Co., 1st
         Mortgage..............................    8.750  01/15/24    3,964,625
   3,000 Arizona Public Service Co., 1st
         Mortgage..............................    9.500  04/15/21    3,424,020
   5,000 AT&T Corp.............................    8.625  12/01/31    5,817,500
   6,200 Cleveland Electric Illumination Co.,
         1st Mortgage, Series E................   10.000  06/01/20    6,560,840
   1,000 Commonwealth Edison Co................    8.625  02/01/22    1,109,490
   7,000 Consumers Power Co., 1st Mortgage.....    8.750  02/15/98    7,380,100
   5,000 GTE North, Inc........................    8.500  12/15/31    5,677,000
   3,000 Gulf States Utilities Co..............    8.940  01/01/22    3,257,850
   3,000 Long Island Lighting Co...............    9.000  11/01/22    3,076,050
   4,000 Long Island Lighting Co...............    9.750  05/01/21    4,134,600
   4,150 Montana Power Co......................    8.950  02/01/22    4,775,405
   1,000 Niagara Mohawk Power Corp.............    8.500  07/15/23      949,260
   7,000 Public Service Co. of Colorado........    8.750  03/01/22    8,202,600
   2,000 Southern California Gas Co., Series Y.    8.750  10/01/21    2,328,600
   2,500 Texas Utiities Electric Co............    8.875  02/01/22    2,858,250
   2,500 Union Electric Co.....................    8.000  12/15/22    2,777,650
   5,000 United Telecommunications, Inc........    9.500  04/01/03    5,949,450
   3,000 Utilicorp United, Inc.................    9.000  11/15/21    3,607,800
                                                                   ------------
                                                                     77,963,850
                                                                   ------------
         TOTAL CORPORATE OBLIGATIONS (Cost
         $187,974,367).........................                     211,136,215
                                                                   ------------
         CANADIAN GOVERNMENT OBLIGATIONS 8.4%
   1,250 Province of Newfoundland..............    8.650  10/22/22    1,497,125
   4,000 Province of Newfoundland..............    9.000  10/15/21    5,017,600
   4,000 Province of Nova Scotia...............    8.250  07/30/22    4,664,800
   5,500 Province of Saskatchewan..............    8.000  02/01/13    6,270,550
   2,250 Province of Saskatchewan..............    8.500  07/15/22    2,715,525
                                                                   ------------
         TOTAL CANADIAN GOVERNMENT OBLIGATIONS (Cost
         $16,832,517)                                                20,165,600
                                                                   ------------

                                               See Notes to Financial Statements

                         December 31, 1995 (Unaudited)

--------------------------------------------------------------------------------

 Number of
 Shares
 (000)     Description                            Coupon  Maturity Market Value
-------------------------------------------------------------------------------
           PREFERRED STOCK 1.8%
      45   Commonwealth Edison Co., $8.38 (Cost $4,276,782).....   $  4,449,378
                                                                   ------------
 Par
 Amount
 (000)
 ------
           UNITED STATES AGENCY
           OBLIGATIONS 0.0%
 $    19   Federal Home Loan Mortgage Corp.....    7.375% 12/01/02       18,931
       2   Government National Mortgage
           Association.........................   10.000  10/15/16        1,899
      24   Government National Mortgage
           Association.........................   10.000  07/15/20       26,019
                                                                   ------------
           TOTAL UNITED STATES AGENCY
           OBLIGATIONS
           (Cost $44,540)......................                          46,849
                                                                   ------------
           REPURCHASE AGREEMENT 0.4%
     925   Lehman Government Securities, Inc.,
           dated 12/29/95 (Collateralized by
           U.S. Government obligations in a
           pooled cash account) repurchase
           proceeds $295,604 (Cost $925,000)...    5.875  01/02/96      925,000
                                                                   ------------
 TOTAL INVESTMENTS (Cost $210,053,206) 98.0%....................    236,723,042
 OTHER ASSETS AND LIABILITIES, NET 2.0%.........................      4,905,966
                                                                   ------------
 NET ASSETS 100%................................................   $241,629,008
                                                                   ------------

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1995 (Unaudited)

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $210,053,206).................  $236,723,042
Cash.............................................................         1,754
Interest and dividends receivable................................     5,085,501
Other assets.....................................................        29,094
                                                                   ------------
 Total Assets....................................................   241,839,391
                                                                   ------------
LIABILITIES
Due to Adviser...................................................        96,291
Dividends payable................................................        11,771
Accrued expenses.................................................       102,321
                                                                   ------------
 Total Liabilities...............................................       210,383
                                                                   ------------
NET ASSETS, equivalent to $21.27 per share.......................  $241,629,008
                                                                   ------------
NET ASSETS WERE COMPRISED OF:
Share of common stock, par value $1 per share; 15,000,000 shares authorized;
 11,362,465 shares outstanding...................................  $ 11,362,465
Capital surplus..................................................   235,011,268
Accumulated net realized loss on securities......................   (31,718,868)
Net unrealized appreciation of investments.......................    26,669,836
Undistributed net investment income..............................       304,307
                                                                   ------------
NET ASSETS.......................................................  $241,629,008
                                                                   ------------

                                               See Notes to Financial Statements

                              FINANCIAL STATEMENTS

                                  (unaudited)

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                               Six Months Ended
                                                               December 31, 1995
                                                               -----------------
INVESTMENT INCOME
Interest.....................................................        $ 9,337,306
Dividends....................................................            187,838
                                                                     -----------
 Investment income...........................................          9,525,144
                                                                     -----------
EXPENSES
Management fees..............................................            566,849
Shareholder service agent's fees and expenses................             66,975
Accounting services..........................................             34,595
Directors' fees and expenses.................................             17,104
Audit fees...................................................             11,100
Custodian fees...............................................              4,188
Legal fees...................................................              6,418
Reports to shareholders......................................             30,720
Registration and filing fees.................................             12,255
Miscellaneous................................................                843
                                                                     -----------
 Total expenses..............................................            751,047
                                                                     -----------
NET INVESTMENT INCOME........................................          8,774,097
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON SECURITIES
Net realized gain on securities..............................            632,550
Net unrealized appreciation of securities during the period..          9,032,956
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES...............          9,665,506
                                                                     -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............        $18,439,603
                                                                     -----------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                Six Months Ended     Year Ended
                                               December 31, 1995  June 30, 1995
                                               -----------------  -------------
NET ASSETS, beginning of period..............       $231,939,077   $216,629,352
                                                    ------------   ------------
OPERATIONS
 Net investment income.......................          8,774,097     17,310,435
 Net realized gain on securities.............            632,550        935,680
 Net unrealized appreciation of securities
  during the period..........................          9,032,956     14,575,680
                                                    ------------   ------------
 Increase in net assets resulting from
 operations..................................         18,439,603     32,821,795
                                                    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET
INVESTMENT INCOME............................         (8,749,672)   (17,512,070)
                                                    ------------   ------------
INCREASE IN NET ASSETS.......................          9,689,931     15,309,725
                                                    ------------   ------------
NET ASSETS, end of period (including
 undistributed net investment income of
 $304,307 and $279,882, respectively)........       $241,629,008   $231,939,077
                                                    ------------   ------------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  Selected data for a share of common stock outstanding throughout each of the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                             Six Months
                                  Ended          Year Ended June 30
                           December 31,  --------------------------------------
                                   1995   1995    1994    1993    1992    1991
--------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value,
beginning of period......        $20.41  $19.07  $21.33  $19.85  $18.68  $18.72
                                 ------  ------  ------  ------  ------  ------
INCOME FROM INVESTMENT
OPERATIONS
 Investment income.......           .84    1.73    1.88   1.925   2.075   2.095
 Operating expenses......          (.07)   (.13)   (.15)   (.15)   (.14)  (.135)
 Convertible note
 expenses(/1/)...........            --    (.08)   (.17)   (.20)   (.20)   (.20)
                                 ------  ------  ------  ------  ------  ------
Net investment income....           .77    1.52    1.56   1.575   1.735    1.76
Net realized or
 unrealized gain (loss)
 on securities...........           .86    1.36   (2.28)   1.55   1.115    (.03)
                                 ------  ------  ------  ------  ------  ------
Total from investment
operations...............          1.63    2.88    (.72)  3.125    2.85    1.73
                                 ------  ------  ------  ------  ------  ------
DISTRIBUTIONS FROM NET
 INVESTMENT INCOME.......          (.77)  (1.54)  (1.54) (1.645)  (1.68)  (1.77)
                                 ------  ------  ------  ------  ------  ------
Net asset value, end of
period...................        $21.27  $20.41  $19.07  $21.33  $19.85  $18.68
                                 ------  ------  ------  ------  ------  ------
Market price, end of
period...................        $19.63  $19.13  $18.13  $20.75  $19.75  $18.38
                                 ------  ------  ------  ------  ------  ------
TOTAL RETURN, at net
asset value(/2/).........         8.34%  16.54%  (3.37%) 16.35%  15.79%  10.49%
TOTAL RETURN, at net
market price(/2/)........         6.68%  14.89%  (5.59%) 13.76%  17.12%  23.30%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(millions)...............        $241.6  $231.9  $216.6  $235.6  $218.5  $204.4
Average net assets
(millions)...............        $235.3  $218.7  $236.3  $227.3  $213.4  $204.3
Ratios to average net
assets
 Operating expenses......          .64%    .68%    .68%    .71%    .71%    .72%
 Convertible note
 expenses(/1/)...........            --    .39%    .82%    .98%   1.05%   1.09%
 Net investment income...         7.46%   7.92%   7.29%   7.65%   8.90%   9.42%
Portfolio turnover rate..            5%      8%      2%     19%     39%     18%
Assuming full dilution of
debt(/1/)
 Net asset value, end of
 period..................            --      --  $19.07  $21.09  $19.78  $18.74
 Number of shares
  outstanding, end of
  period (000)...........            --      --  12,411  12,411  12,372  12,304

(1) On January 3, 1995, the Fund paid off its outstanding convertible extendible note.
(2) Total return for a period of less than one year is not annualized.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                  (Unaudited)

-------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Bond Fund, Inc. (the "Fund", formerly American Capital Bond Fund, Inc.) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund seeks income with the preservation of capital by investing primarily in debt investments.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prep-aration of financial statements in conformity with generally accepted account-ing principles requires management to make estimates and assumptions that affect the amounts reported. Actual amounts may differ from the estimates.

A. INVESTMENT VALUATIONS-Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed se-curities for which the last sale price is not available are valued at the mean between the last reported bid and asked price.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.

B. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized capital gains to its shareholders. It is anticipated that no distri-butions of capital gains will be made until tax basis capital loss carryforwards expire or are offset by future net realized capital gains.
  For federal income tax purposes, the net realized capital loss carryforward of approximately $32.4 million at June 30, 1995, may be utilized to offset current or future capital gains of which $28 million expires in 1998 and the remainder expires in 1999 and 2000.

C. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is accrued weekly.

                                  (Unaudited)

-------------------------------------------------------------------------------

D. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accor-dance with the minimum distribution requirements of the Internal Revenue Code, which may result in dividends or distributions in excess of financial state-ment earnings.

E. DEBT DISCOUNT OR PREMIUM-The Fund accounts for original issue discounts and premiums on the same basis as is used for federal income tax reporting. Ac-cordingly, original issue discounts on long-term debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen American Capital Asset Management, Inc. (the "Adviser") serves as investment manager of the Fund. Management fees are paid monthly, based on the average weekly net assets of the Fund at an annual rate of .50% of the first $150 million, .45% of the next $100 million, .40% of the next $100 million, and .35% of the amount in excess of $350 million.
  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allo-cated among investment companies advised by the Adviser. For the period these charges included $3,513 as the Fund's share of the employee costs attributable to the Fund's accounting officers. A portion of the accounting services ex-pense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The accounting services provided by the Adviser are at cost.
  Certain officers and directors of the Fund are officers and directors of the Adviser.

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $11,100,367 and $10,472,883, re-spectively.
  The cost of investments owned at the end of the period was the same for fed-eral income tax and financial reporting purposes. Gross unrealized apprecia-tion of investments aggregated $26,979,581 and gross depreciation of investments aggregated $309,745.

NOTE 4--DIRECTOR COMPENSATION
Fund directors who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $1,929 plus $129 per meeting attended. During the period, such fees aggregated $15,760.

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Limited Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund
 Texas Tax Free Income Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

                  VAN KAMPEN AMERICAN CAPITAL BOND FUND, INC.

BOARD OF DIRECTORS
DONALD M. CARLTON
A. BENTON COCANOUGHER
STEPHEN R. GROSS
DR. NORMAN HACKERMAN
ROBERT D.H. HARVEY
ALAN G. MERTEN
STEVEN MULLER
F. ROBERT PAULSEN
R. RICHARDSON PETTIT
DON G. POWELL
ALAN B. SHEPARD, JR.
MILLER UPTON
BENJAMIN N. WOODSON

OFFICERS
DON G. POWELL
Chairman of the Board and President
CURTIS W. MORELL
Vice President and Treasurer
DENNIS J. MCDONNELL
ROBERT C. PECK, JR.
DAVID R. TROTH
PAUL R. WOLKENBERG
Vice Presidents
TANYA M. LODEN
Vice President and Controller
NORI L. GABERT
Vice President and Secretary
J. DAVID WISE
Vice President and Assistant Secretary
PERRY F. FARRELL
M. ROBERT SULLIVAN
Assistant Treasurers

INVESTMENT ADVISER
VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.
2800 Post Oak Blvd. Houston, Texas 77056

CUSTODIAN
STATE STREET BANK AND TRUST CO.
225 Franklin Street Boston, Massachusetts 02101

SHAREHOLDER SERVICE AGENT
BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 366
Boston, Massachusetts 02101

(C) Van Kampen American Capital Distributors, Inc. 1996 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

-------------------------------------
   NEW YORK STOCK EXCHANGE SYMBOL
          COMMON STOCK-ACB

-------------------------------------
    INQUIRIES ABOUT AN INVESTOR'S
     ACCOUNT SHOULD BE REFERRED
    TO THE FUND'S TRANSFER AGENT
 BOSTON FINANCIAL DATA SERVICES, INC.
            P.O. BOX 366
     BOSTON, MASSACHUSETTS 02101
      TELEPHONE: (800) 821-1238
    ALASKA, CALIFORNIA AND HAWAII
    CALL COLLECT: (617) 328-5000
           EXTENSION: 2223

-------------------------------------